SUPPLEMENT TO

CALVERT INTERNATIONAL OPPORTUNITIES FUND

Calvert Equity and Asset Allocation Funds Prospectus
Class A, B, C and Y
dated January 31, 2011

Calvert Equity and Asset Allocation Funds Prospectus
Class I
dated January 31, 2011

Date of Supplement: September 20, 2011

On September 13, 2011, following approval by the Board of Directors of Calvert International Opportunities Fund (the “Fund”), F&C Management Limited (“F&C”) was removed as subadvisor for the Fund, and Advisory Research, Inc. and Trilogy Global Advisors, LP were named as subadvisors, assuming responsibility for the day-to-day management of the Fund through a multi-manager structure.

Accordingly, under “Portfolio Management” in the Fund Summary for the Fund on page 29 (page 28 for Class I Prospectus), delete the section “Investment Subadvisor” and replace it with the following:

Investment Subadvisors. Advisory Research, Inc. (“ARI”) and Trilogy Global Advisors, LP (“Trilogy”)

In addition, under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert International Opportunities Fund” on page 81 (page 64 for Class I Prospectus), delete the information relating to F&C and insert the following:

Advisory Research, Inc. (“ARI”), 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, has managed an allocation of the Fund’s assets since September 2011. ARI is a Delaware corporation and was founded in 1974. ARI has over $6 billion in assets under management, primarily in equity, both domestic and international.

Trilogy Global Advisors, LP (“Trilogy”), 1114 Avenue of the Americas, 28th Floor, New York, NY, 10036, has managed an allocation of the Fund’s assets since September 2011. Trilogy is a Delaware limited partnership and has been in business since 1999. Trinity manages global, international and emerging markets equities with over $14 billion in assets under management.